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Exhibit 10.3

SUBSCRIPTION AGREEMENT

PHAGE THERAPEUTICS INTERNATIONAL INC.

REGULATION D - RULE 506 - OFFERING

Phage Therapeutics International Inc.
(the "Company")
22116 — 23rd Drive SE
Bothell, Washington 98021

Gentlemen,

    The undersigned (the "Purchaser") hereby tenders this Subscription Agreement to you and applies for the purchase of            units for $0.70 each for an aggregate purchase price of $            . Each "Unit" consisting of one common share in the capital of the Company (a "Share") and one common share purchase warrant of the Company ("Warrant") at a price of $0.70 per Unit. Each whole Warrant entitles the holder to purchase one additional common share in the Company for $1.25 per share at any time on or before the end of one year from the date of acquisition of the Units and and thereafter for US$2.00 at any time on or before the end of two years from the date of acquisition. All sums are in US currency. THESE SECURITIES ARE CONSIDERED RESTRICTED SECURITIES IN UNITED STATES.

    The undersigned hereby acknowledges:

  (a)
  the undersigned is familiar with the business and financial condition, properties, operations and prospects of the Company and the undersigned has obtained copies of all information the undersigned deems necessary or appropriate to evaluate the merits and risks of an investment in the Units. The undersigned further acknowledges that the undersigned has had the opportunity to ask questions of, and to receive answers from representatives of the Company concerning the terms and conditions of the offering;

  (b)
  that upon the execution hereof by the undersigned, payment by the undersigned of the full price of the Units subscribed for hereby shall be due and payable and shall accompany the return of this Subscription Agreement by the undersigned and shall be payable in U.S. funds;

  (c)
  that in the event this Subscription Agreement is rejected by the Company, the initial payment by the undersigned shall be returned to the undersigned with the notice of such rejection;

  (d)
  that any cash payment for the Units (in a form payable to the Company) will be deposited directly into the Company's bank account and will be immediately available for use by the Company. In the event that this subscription has not been accepted by the earliest of (1) the date the Company may, in its sole discretion, determine; (2) the date on which all the Units are sold; or (3) February 14, 2000, (the "Closing Date"), the payment made by the undersigned and documents provided will be promptly returned by the Company to the undersigned without further obligation;

  (e)
  the undersigned understands and acknowledges that an investment in the Company is not liquid, not easily transferable or disposed of, and that he has no need for liquidity of this investment. The underlying Shares and Warrants forming the Units and issued under Rule 506 will bear a restrictive legend; and

  (f)
  that each subscriber is personally liable for the total amount of the subscription price.

  (g)
  the undersigned understands and acknowledges that an investment in the Company is not liquid, not easily transferable or disposed of, and that he has no need for liquidity of this investment. There will be no public market for the Units, and accordingly, the undersigned will need to bear the economic risk of his investment for an indefinite period of time and will not be readily able to liquidate this investment in case of any emergency. Further, there are substantial restrictions on the transferability of the Units. The Units issued under Rule 506 of Regulation D of the Securities Act of 1933 will bear the following restrictive resale exemption:

      "No sale, offer to sell, or transfer of the shares represented by this certificate shall be made unless a registration statement under the Federal Securities Act of 1933, as amended, with respect to the shares is then in effect or an exemption from the registration requirements of said act is then in fact applicable to said shares."

      In consideration of the sale of the Units and intending to be legally bound, the undersigned hereby represents and warrants as follows:

1.
The undersigned has substantial knowledge, skill and experience in business, financial and investment matters and is capable of evaluating the merits and risks of an investment in the Units. To the extent that the undersigned has deemed it appropriate to do so, the undersigned has retained, at his or her own expense, and relied on, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing the Units.

2.
The principal residence of each of the undersigned, if an individual, is in the State, Province or Country shown in this Subscription Agreement; if the undersigned is a corporation, trust or other entity (except a partnership), it was incorporated or organized and is existing under the laws of the State, Province or Country shown in this Subscription Agreement; if the undersigned is a partnership, the principle residence of all of its general partners are in the States shown in this Subscription Agreement; and if the undersigned is a corporation, trust, partnership or other entity; it was not organized for the specific purpose of acquiring the Units.

3.
The Units for which the undersigned hereby subscribes will be acquired solely for the account of the undersigned (or if the undersigned is a trust, solely for the beneficiaries thereof), for investment and is not being purchased for subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or to anyone else, the Units which the undersigned hereby subscribes to purchase or any part thereof, and the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement.

4.
The Company has made all documents pertaining to this investment available to the undersigned.

5.
The undersigned is investing in his own name or in the capacity indicated herein; and was not solicited by any form of general solicitation or general advertising.

6.
The undersigned, if an individual, is at least 21 years of age and a bona fide resident of the State, Province or Country indicated herein and has no present intention of becoming a resident of any other state or jurisdiction;

    The undersigned is one of the following: (Please check one)

For Individual Investors Only
(a) a natural person who has an individual net worth, or joint worth with that person's spouse of more than $1,000,000; or

(b) a natural person who had an individual income in excess of $200,000 (a joint income in excess of $300,000 with his spouse) in each of the two most resent years and who reasonably expects to reach the same income level in the current year; or
(c) a director or executive officer of the Company;

(d) a person with an annual income of at least $65,000 per year with sufficient knowledge and experience in financial and business matters to valuate the risks of the investment.
(e) none of the above.
For Corporate Investors Only
(e) the undersigned hereby certifies that it is an accredited investor because it has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company;
(f) the undersigned hereby certifies that it is a accredited investor because all of its equity owners are accredited investor under statement 6(a), (b), (c),or (d) above.
(g) none of the above.
For Trusts

(h) the undersigned hereby certifies that it is an accredited investor because it is a trust which has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company and that the purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Company;

(i) the undersigned hereby certifies that it is an accredited investor because it is (i) a bank, or savings and loan association or other institution, as defined in Sections 3(a)(2) or 3(a)(5)(A) of the Securities Act of 1933, (ii) acting in its fiduciary capacity as trustee, and (iii) subscribing on behalf of a trust for the purchase of the Units.

(j) the undersigned hereby certifies that it is an accredited investor because it is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors under either statement 7(a), (b), (c), or (d) above.
(k) none of the above.
7.
If the undersigned warrants eligibility for participation in accordance with Paragraph 6(d) above, undersigned hereby represents and warrants that he has an individual net worth (or joint net worth with his spouse) at the time of Subscription of at least $65,000 (exclusive of home, home furnishings and personal automobiles) for the Units subscribed for.

8.
The undersigned acknowledges an understanding of the restrictions on transferability of the Units purchased herein.

The undersigned acknowledges and is aware of the following:

9.
This subscription may be accepted or rejected, in whole or in part by the Company in its sole and absolute discretion.

12.
The Units are a speculative investment which involves a high degree of risk of loss by the undersigned of the entire investment of the undersigned and there is no assurance of any income from such investment.

10.
No federal or state agency has made any finding or determination as to the fairness of the offering, or any recommendation or endorsement of the Units.

11.
There are substantial restrictions on the transferability of the Units and the underlying Shares and Warrants. There will be no public market for the Units and the underlying Shares and Warrants, and accordingly, the undersigned will need to bear the economic risk of his investment for an indefinite period of time and will not be readily able to liquidate this investment in case of any emergency. Further, the underlying Shares and Warrants issued under Rule 506 of Regulation D of the Securities Act of 1933 will bear a restrictive legend concerning resale restrictions imposed under Rule 144 of the Securities Act of 1934.

16.
The undersigned agrees not to transfer or assign this subscription or any interest therein and agrees that if this subscription is accepted by the Company, the assignment and transferability of the Units and the underlying Shares and Warrants purchased by the undersigned will be governed by all applicable state, provincial and federal laws.

17.
In connection with this subscription, the undersigned is relying on the following representations and warranties of the Company:

(a)
the Company has been duly incorporated and organized, is validly subsisting under the laws of its jurisdiction of incorporation, is current and up to date with all material filings required to be made under the laws of that jurisdiction and has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted or proposed to be conducted;

(b)
the authorized capital of the Issuer consists of 50,000,000 shares of common stock with a par value of $0.001 per unit, of which 6,552,586 shares have been validly issued and are outstanding as of the date hereof;

(c)
no person has any agreement or option, or any right or privilege (whether pre-emptive or contractual) capable of becoming an agreement (including convertible securities or warrants), to acquire any unissued shares or other securities of the Company;

(d)
the Company has not entered into any contracts, commitments or engagements or incurred any liabilities that could be regarded as presently material to a proposed investor in this offer of shares other than contracts, commitments or engagements entered into or liabilities incurred in the ordinary course of business of the Company and except in connection with the offering of the subject securities;

(e)
to the knowledge of the Company, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Company, at law or in equity, before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially and adversely affect the Company taken as a whole or which may question the validity of the issue and sale of the securities;

(f)
neither the acceptance or execution of this subscription agreement nor the consummation of the transactions provided for or contemplated herein results or will result in the breach of nor conflict with any of the terms, conditions or provisions of, or will constitute a default under, the articles, by-laws or resolutions of the Company or any indenture, agreement or instrument to which the Company is a party or is bound;

(g)
the audited balance sheet of the Company as at August 31, 1998, and the statements of income, retained earnings and changes in cash for the years then ended, together with the report of the auditors of the Company thereon, have been prepared in accordance with the accounting practices described in the notes thereto, on a basis consistent with previous years and present fairly the assets, liabilities and the financial condition of the Company as at such dates and the sales, income and results of operations of the Company during the periods covered thereby;

(h)
the unaudited financial statements of the Company as at April 30, 1999, have been prepared in accordance with the same accounting practices described in section (g) above applied on a basis consistent with previous years and present fairly the sales, income and results of operations of the Company during the periods covered thereby;

  (i)
  the proceeds to the Company from the sale of the shares will be used as general working capital;

  (j)
  there has been no material change (actual, anticipated,            or            , financial or otherwise) except as publicly disclosed prior to February 6, 2000,            the business,            , operations,             or liabilities (contingent or otherwise) of the Company since April 30, 1998; and

  (k)
  the shares of the common stock of the Company are quoted on the Over the Counter Bulletin Board operated by the National Accreditation of Securities Dealers in the United States.

    The undersigned recognizes that the offer and sale of the Units to the undersigned is based on the representations and warranties of the undersigned contained in Paragraphs 1 through 8 above and hereby agrees to indemnify the Company and the officers and directors of the Company, and to hold each of such entities and persons harmless against all liabilities, costs or expenses (including reasonable attorney's fees) arising by reason of or in connection with any misrepresentations or breach of such warranties by the undersigned or arising as a result of the sale or distribution of the Units by the undersigned in violation of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any other applicable federal or state statute.

    Upon acceptance of the Company of the subscription agreement by the undersigned, the undersigned agrees to become an investor in the Company. The undersigned acknowledges and agrees that the undersigned is not entitled to cancel, terminated revoke this subscription agreement or any agreements of the undersigned herein, and that such subscription or agreements shall survive (a) changes in transactions, documents and instruments described in any materials provided by the Company which the aggregate are not material, and (b) the death or disability of t he undersigned; provided, however, that if the Company shall not have accepted this subscription by the Closing Date, either by personally delivering to the undersigned an executed copy hereof reflecting such acceptance or by depositing in the United States Mail, postage prepaid, a written notice of acceptance addressed to the undersigned hereunder, and the power of attorney granted hereby shall be automatically canceled, terminated and revoked.

    The undersigned acknowledges the he/she is a person who has knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risk of an investment in the Company and making an informed decision.

    WHEREFORE, IN CONSIDERATION, of the foregoing covenants and restrictions, I hereby submit the following subscription for the below referenced number of Units as described in this Subscription Agreement, furthermore, I acknowledge I have received copies of all information I deemed necessary or appropriate to evaluate the merits and risks of an investment in the Units.

                        Number of Units

                        Cash Payment ($0.70 per Unit)

Per: Authorized Signatory	Date
Print Name:
Address:

Social Security Number/Employer Identification Number

ACCEPTANCE

    Phage Therapeutics International Inc. herewith accepts the foregoing subscription for Units.

PHAGE THERAPEUTICS INTERNATIONAL INC.

Per: Authorized Signatory	Date

PHAGE THERAPEUTICS INTERNATIONAL INC.
REGISTRATION INSTRUCTIONS

    Please register the Units acquired by the undersigned as follows:

Printed Name

Address

City	State/Province	Zip Code/Postal Code
Social Security Number/Employer Identification Number
Number of Units:
Date Acquired:

Signature	Date
Printed Name

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SUBSCRIPTION AGREEMENT PHAGE THERAPEUTICS INTERNATIONAL INC. REGULATION D - RULE 506 - OFFERING